LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN BOND PORTFOLIO

August 1, 2000

Dear Shareholder:

The J.P. Morgan Bond Portfolio posted a return of 2.93% for the six months ended June 30, 2000. The portfolio underperformed its benchmark, the Salomon Broad Investment Grade Bond Index, which returned 3.92%, but only slightly underperformed its peer group, the Lipper Variable Annuity Corporate Debt A-Rated Average, which returned 3.23% for the period.

The portfolio's net asset value per share increased from $11.23 on December 31, 1999, to $11.37 on June 30, 2000. During the six months, the portfolio paid approximately $0.20 per share from net investment income. The portfolio's total net assets increased from $66.2 million on December 31, 1999, to $73.9 million at the end of the reporting period.

The report that follows includes detailed performance information about the J.P. Morgan Bond Portfolio, as well as an interview with William Tennille, the portfolio manager primarily responsible for the portfolio. In this interview, Bill discusses events in the fixed income market, portfolio performance, and what he sees on the horizon.

As chairman and president of Asset Management Services, we thank you for your participation in the J.P. Morgan Bond Portfolio. We look forward to sharing Morgan's insights regarding financial markets with you in the future. If you have any comments or questions, please call the trust's distributor, Funds Distributor, Inc., at (888) 756-8645.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS...........1   PORTFOLIO FACTS AND HIGHLIGHTS ......7
PORTFOLIO PERFORMANCE................2   FINANCIAL STATEMENTS................10
PORTFOLIO MANAGER Q&A................3
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                             TOTAL RETURNS          AVERAGE ANNUAL TOTAL RETURNS
                                                      --------------------   ----------------------------------------
                                                        THREE    SIX           ONE      THREE    FIVE     SINCE
AS OF JUNE 30, 2000                                     MONTHS   MONTHS        YEAR     YEARS    YEARS    INCEPTION*
--------------------------------------------------------------------------   ----------------------------------------
J.P. Morgan Bond Portfolio                               1.13%    2.93%        3.86%    5.40%    5.47%    6.80%
Salomon Broad Investment Grade Bond Index**              1.70%    3.92%        4.51%    6.02%    6.23%    7.77%
Lipper Variable Annuity
   Corporate Debt A-Rated Average***                     1.16%    3.23%        3.43%    5.20%    5.57%    7.12%


*1/3/95 -- COMMENCEMENT OF OPERATIONS.

**THE SALOMON BROAD INVESTMENT GRADE BOND INDEX IS AN UNMANAGED, MARKET-WEIGHTED INDEX THAT CONTAINS APPROXIMATELY 4,700 INDIVIDUALLY PRICED INVESTMENT GRADE BONDS. THE INDEX DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

***DESCRIBES THE AVERAGE TOTAL RETURN FOR ALL FUNDS IN THE INDICATED LIPPER CATEGORY, AS DEFINED BY LIPPER INC., AND DOES NOT TAKE INTO ACCOUNT APPLICABLE SALES CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR FUND DATA.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PORTFOLIO RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF PORTFOLIO DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF PORTFOLIO EXPENSES, AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, YIELDS WOULD HAVE BEEN LOWER. PORTFOLIO RETURNS DO NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS. THESE EXPENSES MAY INCLUDE A SALES CHARGE, PREMIUM TAX CHARGE, DAC TAX SALES CHARGE, COST OF INSURANCE, MORTALITY EXPENSES, OR SURRENDER AND OTHER CHARGES.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with WILLIAM G. TENNILLE, vice president and member of the portfolio management team for the portfolio. Bill joined Morgan in 1992 and has extensive experience across a broad range of markets, including mortgage securities and derivatives. He is a graduate of the University of North Carolina. This interview was conducted on July 20, 2000 and reflects Bill's views on that date.

WHAT SEPARATED THE WINNERS FROM THE LOSERS IN THE FIXED INCOME MARKETS OVER THE PAST SIX MONTHS?

WT: It all depended on whether you correctly anticipated the timing and the degree to which the Treasury yield curve would invert. If you loaded up on Treasuries, particularly long bonds, before or early on in the inversion process, you won. If you held on to spread product - corporate bonds, mortgages, agencies, and the like - which continued to widen substantially against Treasures, you lost. We were fortunate to have taken the former path.

Toward the end of April, expectations of another interest rate hike from the Federal Reserve Board unnerved investors. As a consequence, credit spreads widened an additional 10-15 basis points and held to this spread range through the end of June, as volatility was contained for the period.

HOW WOULD YOU CHARACTERIZE THE FIXED INCOME MARKETS DURING THIS PERIOD?

WT: For various reasons, the market became extremely illiquid and, by extension, extremely volatile. Driven to an extent by stock market volatility, the fixed income markets experienced wave after wave of volatility run through different parts of the market at different times. It wasn't a constant flow, as from time to time the market would simply stall, or move sideways. Then something would happen - a tech sell-off or a disappointing earnings report, for example - and that would upset the market and send investors scurrying for the exits. We went through numerous waves of this sort of behavior, from periods of calm to periods of high volatility.

DID Y2K END UP HAVING ANY IMPACT?

WT: Yes and no. In itself, it wasn't an issue. There was no appreciable market upheaval caused by computer glitches linked directly to Y2K. The real problem was caused by the government's effort to quell Y2K-related fears by pumping massive amounts of liquidity into the marketplace. This helped Y2K become a relative non-event, but once this period was over, the Treasury Department acted fairly quickly to take that money back. Unfortunately, people had gotten used to having a lot of cash around and a lot of liquidity, so when the Treasury started draining excess cash out of the system, it tipped the balance and market illiquidity ensued as rates rose across the short and intermediate part of the yield curve, while the yield on long Treasuries plummeted.

WHAT IMPACT HAS THE GOVERNMENT'S ANNOUNCED BUYBACK OF LONG-TERM DEBT HAD ON FIXED INCOME MARKETS?

WT: It's no longer an "announced" buyback, but one that's very much underway. The Treasury recently affirmed that it will retire $30 billion in debt this year. When you have this much product being taken out of the system, there's obviously less to go around to those investors who need or want U.S. Treasuries of all maturities. The result over much of the first half of the year was higher demand leading to higher prices leading to lower yields leading to a deeper inversion of the yield curve. The yield curve disinverted to a more normal shape late in the second quarter, but we anticipated this and adjusted the portfolio accordingly.

HOW DID YOU POSITION THE PORTFOLIO TO TAKE ADVANTAGE OF MARKET CONDITIONS DURING THE PAST SIX MONTHS?

WT: Very early on in the movement of the yield curve toward inversion, we reduced our positions in mortgages, corporates, and other spread securities, and put much of that money into Treasuries. Certainly with what has been happening on the curve, owning Treasuries, particularly on the long end, has been a very rewarding strategy.

We sold other sectors of the market during those brief windows when conditions were favorable. The more extended sectors, like emerging markets debt and high yield debt, actually benefited for a short period, and we did well in these sectors.

With emerging markets debt, we benefited from holdings in Mexican bonds, which were re-rated to investment grade in early March. I would point out, however, that all of our emerging markets exposure was in dollar-denominated Brady bonds from the higher rated countries.

Overall, the high yield market was most susceptible to day-to-day market conditions, because it has the closest connection to the equity markets, which have been relatively illiquid for a number of months now. As a result, prices for these securities have been lower and spreads have been wider. We reduced where we could at levels we were comfortable with, but we weren't totally out of the high yield market during that time period, nor do I think anyone else was.

DO YOU SEE ANY OF THE SPREAD PRODUCTS BEING ATTRACTIVE?

WT: There were a couple of times that we added to our holdings in spread products. For example, when mortgages reached 200 basis points over Treasuries, we increased our position a little bit. Our timing was pretty good there, as the spreads on these securities have narrowed since. In corporates, we've reduced our exposure to 4-5% below the Index. Corporates have been behaving like high yields lately in terms of their sensitivity to equities, so it's been a very expensive market with respect to bid/offer spreads.

SPEAKING ABOUT MORTGAGES, WHAT IS YOUR TAKE ON THE CONTROVERSY SWIRLING AROUND PROPOSED CHANGES IN THE CHARTERS OF THE FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) AND THE FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)?

WT: Speaking before the House Banking Subcommittee on March 22, Under Secretary of the Treasury Gary Gensler voiced the Treasury's support of a House bill that, if passed, would strip FNMA and FHLMC of some of their competitive advantages in the mortgage market. One of these is their ability to borrow directly from the Treasury. This ability is widely viewed by investors as a guarantee that the U.S. government would bail these agencies out of any financial difficulties they might experience. While this is erroneous, the perception persists and serves as a beneficial backdrop to their security offerings.

Following the Under Secretary's comments, spreads widened between FNMA/FHLMC mortgage securities, and those issued by the Government National Mortgage Association (GNMA). This was due to investor uncertainty that arose from these comments, and the fact that GNMA is a true government agency, one that is backed with the full faith and credit of the United States.

For my part, I don't think this legislation will go anywhere, for several reasons. One is that FNMA and FHLMC have done a very good job of keeping mortgage rates relatively low and making housing affordable to more Americans than ever before. They have also proven to be excellent managers of risk, and both are assigned a "AAA" credit rating by Moody's and Standard & Poor's. In fact, they have never had a financial problem, nor have they cost the government a penny. Another is that their securities are essential to fixed income markets. The market for FNMA and FHLMC mortgage securities, for example, is far greater than that for all municipal bonds, so hindering their ability to issue them would have a profound impact on fixed income markets. Their securities are also likely to take the place of Treasuries in fixed income portfolios, if, as expected, the supply of comparable duration Treasuries continues to decline.

In all, I don't think you will see Washington damage entities that have provided significant assistance to the American population, the fixed income markets, and their own shareholders. However, they likely will be asked to provide some compensation in exchange for the benefits they enjoy, either in the form of new taxes, fees, or other means yet to be worked out. While this controversy continues, however, there may be opportunities to profit by capturing the spread between FNMA/FHLMC and GNMA securities.

LOOKING AHEAD TO THE NEXT QUARTER, WHAT DO YOU SEE HAPPENING IN THE FIXED INCOME MARKETS?

WT: I think that so long as Mr. Greenspan is uncomfortable with the things he sees out there - the increasing cost of hiring good people, the high cost of oil, still robust Gross Domestic Product numbers and so on - he's certainly going to continue to raise rates in an attempt to slow our economy and ward off inflation. While recent economic data has been encouraging in this regard, it is far from conclusive. As such, many observers expect another 25 basis-point increase in short-term rates by year-end. Mr. Greenspan thinks that increasing the cost of money is the right thing to do under these circumstances, so I have no doubt that he will continue doing so until he gets some satisfaction in the form of lower inflation. As for how long this state of affairs might endure, neither I nor anyone else can say.

One of the things we will certainly be paying close attention to is the effect of a slowing economy on the default rate in the corporate bond sector. This rate is already fairly high, despite our expanding economy. Most defaults have occurred in the junk bond area, where we do not invest, although there have been a few among investment grade companies, as well. In the former case, several younger companies suffered the harsh reality that they were going to have to compete in a more aggressive global marketplace. Some just didn't make the grade.

In the investment grade arena, there were and are concerns about the substantial debt being taken on by companies to fund mergers and acquisitions. This has resulted in a debt overhang for many companies, with some being downgraded as a consequence.

Finally, we are keeping an eye on emerging markets debt, although there has not been much cause for concern in this sector. In fact, it will likely be among the first to benefit from continued global growth.

GIVEN THIS SCENARIO, HOW ARE YOU POSITIONING THE PORTFOLIO FOR THE NEAR FUTURE?

WT: It's pretty much steady on the path we've been following recently. We own a lot of Treasuries that have done quite well for our investors. Barring any major event that would point to greater opportunity elsewhere, we'll likely maintain most of that position into the near future. We continue to upgrade what spread product we own by focusing on the higher quality, most liquid names. We think this is a time to have a very high quality portfolio and a very liquid portfolio and are working to have ours be as much of both as possible.

One change we did make toward the end of the second quarter was to reduce some of our long-term Treasury holdings, which were fully appreciated, and take on certain corporates, simply because we had been strikingly underweight the sector. Here, our focus was on "BBB"-rated bonds across the curve, even out into the long end. We favored these bonds, as they tend to tighten in, or gain value, first when investors return to the credit markets in a meaningful way.

PORTFOLIO FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. The portfolio is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while acknowledging greater price fluctuation of longer-term instruments.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
1/3/95

--------------------------------------------------------------------------------
NET ASSETS AS OF 6/30/00
$73,927,189

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES (IF APPLICABLE)
12/13/00

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATES (IF APPLICABLE)
12/13/00


EXPENSE RATIO(+)
The portfolio's annualized expense ratio of 0.75% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, safekeeping portfolio shares, or for wiring redemption proceeds from the portfolio.

(+) THE EXPENSE RATIO DOES NOT REFLECT ANY SEPARATE ACCOUNT EXPENSES IMPOSED ON THE VARIABLE CONTRACTS.

PORTFOLIO HIGHLIGHTS
ALL DATA AS OF JUNE 30, 2000

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

/ / MORTGAGE-BACKED SECURITIES 55.9%
/ / CORPORATE OBLIGATIONS 12.9%
/ / ASSET BACKED SECURITIES 11.9%
/ / SHORT-TERM INVESTMENTS* 7.3%
/ / U.S. TREASURY OBLIGATIONS 6.5%
/ / FOREIGN CORPORATE OBLIGATIONS 1.8%
/ / SOVEREIGN BONDS 1.2%
/ / U.S. GOVERMENT AGENCY OBLIGATIONS 1.1%
/ / FOREIGN GOVERNMENT OBLIGATIONS 1.1%
/ / CERTIFICATES OF DEPOSIT - FOREIGN 0.1%
/ / CONVERTIBLE PREFERRED STOCKS 0.1%
/ / SUPRANATIONAL OBLIGATIONS 0.1%

DURATION
12.27 years

QUALITY BREAKDOWN
AAA**          88%
AA              2%
A               4%
Other           6%

*SHORT-TERM HOLDINGS EXCLUDE CASH COLLATERAL INVESTED IN SHORT-TERM SECURITIES USED FOR PURCHASES MADE BUT NOT YET SETTLED.

**INCLUDES U.S. GOVERNMENT AGENCY OBLIGATIONS, U.S. TREASURY OBLIGATIONS, AND SHORT-TERM INVESTMENTS.

LARGEST HOLDINGS
                                                       % OF TOTAL
(EXCLUDING SHORT-TERM HOLDINGS)                       INVESTMENTS
--------------------------------------------------------------------------------
FNMA TBA, JULY, 7.500%
   DUE 05/01/30                                         9.86%
FNMA TBA, JULY, 7.000%
   DUE 05/01/30                                         5.66%
FNMA TBA, JULY, 7.500%
   DUE 04/01/15                                         3.33%
FNMA TBA, JULY, 8.000%
   DUE 05/01/30                                         2.85%
DAIMLERCHRYSLER AUTO TRUST,
   SEQUENTIAL PAYER, SERIES 2000-A,
   CLASS A2, 6.760%, DUE 01/06/03                       2.42%

                                                       % OF TOTAL
(EXCLUDING SHORT-TERM HOLDINGS)                       INVESTMENTS
--------------------------------------------------------------------------------
FNMA, 7.250%
   DUE 01/15/10                                         2.07%
FNMA, 6.000%
   DUE 12/01/08                                         2.00%
FNMA TBA, JULY, 6.500%
   DUE 07/01/29                                         1.99%
GMAC COMMERCIAL MORTGAGE SECURITIES,
   SEQUENTIAL PAYER, SERIES 1998-C2,
   CLASS A1, 6.150% DUE 11/15/07                        1.87%
WORLD OMNI AUTOMOBILE LEASE SECURITIZATION,
   SEQUENTIAL PAYER, SERIES 1997-B, CLASS A4,
   6.200% DUE 11/25/03                                  1.77%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. IS THE TRUST'S INVESTMENT ADVISOR. SHARES OF THE PORTFOLIO PRESENTLY ARE OFFERED ONLY TO VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES AND QUALIFIED PENSION AND RETIREMENT PLANS OUTSIDE THE SEPARATE ACCOUNT CONTEXT.

Shares of the portfolio and investments in the variable contracts are not bank deposits and are not guaranteed by any bank, government entity, or the FDIC. Return and share price will fluctuate and redemption value may be more or less than original cost.

Reference to specific securities and their issuers should not be interpreted as recommendations to purchase or sell these securities. There is no assurance the portfolio will continue to hold these securities. Opinions expressed herein and other fund data presented are subject to change without notice.

The portfolio invests in foreign securities, non-investment grade bonds, mortgaged-backed securities, and derivatives that may make the portfolio more volatile.

PLEASE CALL (888) 756-8645 FOR A PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING CONTRACT CHARGES AND DEDUCTIONS, AND PORTFOLIO FEES AND EXPENSES. PLEASE READ THE PROSPECTUSES FOR COMPLETE DETAILS INCLUDING RISK CONSIDERATIONS.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------

  PRINCIPAL                                                        MOODY'S/S&P
   AMOUNT                     SECURITY DESCRIPTION                    RATING         VALUE
-------------   -------------------------------------------------  ------------  -------------
ASSET BACKED SECURITY (11.9%)
$    160,254    Chase Funding Mortgage Loan, Series 1998-2,
                  Class IIA2, 5.875% due 03/25/17................    Aaa/AAA     $    158,651
     310,000    Citibank Credit Master Trust I, Sub. Bond, PO,
                  Series 1997-6, Class A, 7.355%(y) due
                  08/15/06.......................................    Aaa/AAA          230,127
   1,000,000    CNH Equipment Trust, Sequential Payer, Series
                  2000-A, Class A3, 7.140% due 08/15/04..........    Aaa/AAA        1,002,190
   2,510,000    DaimlerChrysler Auto Trust, Sequential Payer,
                  Series 2000-A, Class A2, 6.760% due 01/06/03...    Aaa/AAA        2,502,144
   1,400,000    Ford Credit Auto Owner Trust, Sequential Payer,
                  Series 2000-A, Class A3, 6.820% due
                  06/17/02.......................................    Aaa/AAA        1,396,934
     700,000    Ford Credit Auto Owner Trust, Sequential Payer,
                  Series 2000-A, Class A4, 7.090% due
                  11/17/03.......................................    Aaa/AAA          701,532
     450,000    Sears Credit Account Master Trust, Series 1995-5,
                  Class A , 6.050% due 01/15/08..................    Aaa/AAA          437,904
     550,000    Sears Credit Account Master Trust, Series 1999-1,
                  Class A, 5.650% due 03/17/09...................    Aaa/AAA          524,903
   1,840,868    World Omni Automobile Lease Securitization,
                  Sequential Payer, Series 1997-B, Class A4,
                  6.200% due 11/25/03............................    Aaa/AAA        1,829,363
                                                                                 ------------
                    TOTAL ASSET BACKED SECURITY
                      (COST $8,787,606)..........................                   8,783,748
                                                                                 ------------

CERTIFICATES OF DEPOSIT - FOREIGN (0.1%)
CANADA (0.1%)
      75,000    Canadian Imperial Bank of Commerce, 6.200% due
                  08/01/00 (cost $75,001)........................    Aa3/AA-           74,941
                                                                                 ------------

CORPORATE OBLIGATIONS (12.9%)
AUTOMOTIVE (0.0%)
      15,000    Federal-Mogul Corp., 7.750% due 07/01/06.........     Ba2/BB           10,200
                                                                                 ------------

BANKING (1.7%)
   1,300,000    Northern Trust Co. Bank, 6.650% due 11/09/04.....    Aa3/AA-        1,263,808
                                                                                 ------------

BROADCASTING & PUBLISHING (0.7%)
      27,000    Capstar Broadcasting, 9.546%(y)(v) due
                  02/01/09.......................................      B2/B            24,772
     500,000    TCI Communications, Inc., 7.875% due 02/15/26....     A2/AA-          487,755
                                                                                 ------------
                                                                                      512,527
                                                                                 ------------

BUILDING MATERIALS (0.4%)
     345,000    Armstrong World, Inc., 6.350% due 08/15/03.......    Baa1/A-          313,346
                                                                                 ------------

CHEMICALS (0.2%)
     150,000    Cytec Industries, Inc., MOPPRS, 6.846% due
                  05/11/05(v)....................................    Baa2/BBB         136,584
                                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MOODY'S/S&P
   AMOUNT                     SECURITY DESCRIPTION                   RATING         VALUE
-------------   -------------------------------------------------  ------------  -------------
CONSUMER GOODS & SERVICES (0.9%)
$    700,000    Cendant Corp., 7.750% due 12/01/03...............    Baa1/BBB    $    672,910
                                                                                 ------------

ELECTRIC (0.8%)
     250,000    Southern Co. Capital Trust II, 8.140% due
                  02/15/27.......................................    a3/BBB+          225,610
     350,000    Texas Utilities Corp., 5.940%(v) due 10/15/01....    Baa3/BBB         342,461
                                                                                 ------------
                                                                                      568,071
                                                                                 ------------

ELECTRONICS (0.1%)
      50,000    Motorola, Inc., 7.500% due 05/15/25..............     A1/A+            49,915
                                                                                 ------------

ENERGY (0.0%)
       7,000    Cogentrix Energy, Inc., 8.750% due 10/15/08......    Ba1/BB+            6,632
                                                                                 ------------

FINANCIAL SERVICES (2.8%)
     100,000    Bank of America Corp., 7.250% due 10/15/25.......     Aa3/A            90,386
     500,000    CIT Group, Inc., MTN, 5.920% due 11/08/02........     A1/A+           481,040
     625,000    General Motors Acceptance Corp., 6.850% due
                  06/17/04.......................................      A2/A           609,994
     300,000    Household Finance Corp., Series E, MTN, 7.077%(v)
                  due 06/17/05...................................      A2/A           303,315
     100,000    Provident Financing Trust I., 7.405% due
                  03/15/38.......................................    baa1/BBB          74,299
     500,000    Toyota Motor Credit Corp., 5.625% due 11/13/03...    Aa1/AAA          476,130
                                                                                 ------------
                                                                                    2,035,164
                                                                                 ------------

GAS-PIPELINES (0.1%)
     110,000    Enron Corp., 6.950% due 07/15/28.................   Baa1/BBB+          97,067
                                                                                 ------------

HEALTH SERVICES (0.1%)
      15,000    Tenet Healthcare Corp., 8.625% due 01/15/07......    Ba3/BB-           14,325
      40,000    Tenet Healthcare Corp., Series B, 7.625% due
                  06/01/08.......................................    Ba1/BB+           36,600
                                                                                 ------------
                                                                                       50,925
                                                                                 ------------

MANUFACTURING (0.0%)
       5,000    Polymer Group, Inc., Series B, 9.000% due
                  07/01/07.......................................      B2/B             4,250
                                                                                 ------------

MEDIA (1.9%)
     150,000    Adelphia Communications, Inc., 9.375% due
                  11/15/09.......................................     B1/B+           139,125
     365,000    AT&T Corp. - Liberity Media Group, 8.250% due
                  02/01/30.......................................   Baa3/BBB-         349,049
     150,000    Charter Communications Holdings LLC, 8.250% due
                  04/01/07.......................................     B2/B+           132,750
     150,000    Lamar Media Corp., 8.625% due 09/15/07...........      B1/B           144,000

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MOODY'S/S&P
   AMOUNT                     SECURITY DESCRIPTION                   RATING         VALUE
-------------   -------------------------------------------------  ------------  -------------
MEDIA (CONTINUED)
$    180,000    Fox Sports Networks LLC, 8.875% due 08/15/07.....    Ba1/BBB-    $    179,100
     590,000    Time Warner, Inc., 6.625% due 05/15/29...........    Baa3/BBB         487,004
                                                                                 ------------
                                                                                    1,431,028
                                                                                 ------------

OIL-PRODUCTION (1.0%)
     775,000    Conoco, Inc., 5.900% due 04/15/04................     A3/A-           740,071
                                                                                 ------------

RAILROADS (0.4%)
     300,000    Union Pacific Corp., 5.780% due 10/15/01.........   Baa3/BBB-         293,055
                                                                                 ------------

TELECOMMUNICATIONS (1.7%)
     115,000    McLeodUSA, Inc., 9.250% due 07/15/07.............     B1/B+           110,687
     500,000    Sprint Capital Corp., 5.700% due 11/15/03........   Baa1/BBB+         471,640
     175,000    US West Capital Funding, Inc., 6.250% due
                  07/15/05.......................................    Baa1/A-          163,949
     500,000    WorldCom, Inc., 6.400% due 08/15/05..............     A3/A-           475,960
                                                                                 ------------
                                                                                    1,222,236
                                                                                 ------------

TRUCK & FREIGHT CARRIERS (0.1%)
     113,150    Federal Express Corp., Series 1999-1, Class C,
                  8.250% due 01/15/19............................   Baa1/BBB+         111,209
                                                                                 ------------
                    TOTAL CORPORATE OBLIGATIONS (COST
                      $9,860,146)................................                   9,518,998
                                                                                 ------------

FOREIGN CORPORATE OBLIGATIONS (1.9%)
BERMUDA (0.2%)
TELECOMMUNICATION SERVICES
     145,000    Global Crossing Holdings Ltd., Inc. , 9.125% due
                  11/15/06.......................................     Ba2/BB          139,562
                                                                                 ------------

CANADA (0.6%)
ELECTRIC
     200,000    Ontario Electricity Financial Corp., 6.100% due
                  01/30/08.......................................    Aa3/AA-          185,206
                                                                                 ------------

FINANCIAL SERVICES
     200,000    McKesson Finance of Canada, (144A), 6.550% due
                  11/01/02.......................................    Baa2/BBB         188,462
                                                                                 ------------

OIL PRODUCTION
      49,920    Express Pipeline LP, Series B, (144A), 7.390% due
                  12/31/17.......................................   Baa3/BBB-          42,619
                                                                                 ------------
                                                                                      416,287
                                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MOODY'S/S&P
   AMOUNT                     SECURITY DESCRIPTION                   RATING         VALUE
-------------   -------------------------------------------------  ------------  -------------
KOREA (0.0%)
BANKING
$     25,000    Cho Hung Bank, (144A), 11.875% due 04/01/10(v)...      B1/B      $     24,000
                                                                                 ------------

NETHERLANDS (0.2%)
TELECOMMUNICATION SERVICES
     150,000    Kpnqwest B.V., 8.125% due 06/01/09...............     Ba1/BB          138,750
                                                                                 ------------

UNITED KINGDOM (0.9%)
FINANCIAL SERVICES
     340,000    HSBC Capital Funding LP, (144A), 10.176% due
                  06/30/30(v)....................................     A1/A-           364,701
                                                                                 ------------

UTILITIES
     300,000    United Utilities PLC, 6.250% due 08/15/05........    A3/BBB+          275,796
                                                                                 ------------
                                                                                      640,497
                                                                                 ------------
                    TOTAL FOREIGN CORPORATE OBLIGATIONS
                      (COST $1,423,186)..........................                   1,359,096
                                                                                 ------------

FOREIGN GOVERNMENT OBLIGATIONS (1.1%)
CANADA (1.1%)
     550,000    Province of Quebec, 7.500% due 09/15/29..........     A2/A+           540,325
     250,000    Province of Ontario, 7.625% due 06/22/04.........    Aa3/AA-          254,000
                                                                                 ------------
                    TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST
                      $815,505)..................................                     794,325
                                                                                 ------------

MORTGAGE BACKED SECURITY (55.5%)
COLLATERALIZED MORTGAGE OBLIGATIONS (11.4%)
     200,000    Bear Stearns Structured Securities Inc.,
                  Sequential Payer, Series 1997-2, Class 1A5,
                  (144A), 7.000% due 08/25/36....................     Aaa/NR          181,313
   1,550,000    Chase Manhattan Bank - First Union National,
                  Sequential Payer, Series 1999-1, Class A2,
                  7.439% due 07/15/09............................     NR/AAA        1,538,860
     100,000    CS First Boston Mortgage Securities Corp.,
                  Sequential Payer, Series 1999-C1, Class A2,
                  7.290% due 09/15/09............................     Aaa/NR           99,656
     853,467    First Nationwide Trust, Sequential Payer, Series
                  1999-4, Class 3PA1, 6.500% due 10/19/29........     NR/AAA          798,257
   1,195,000    First Union Commercial Mortgage Trust, Sequential
                  Payer, Series 1999-C1, Class A2, 6.070% due
                  10/15/08.......................................     NR/AAA        1,090,812
   2,032,130    GMAC Commercial Mortgage Securities, Sequential
                  Payer, Series 1998-C2, Class A1, 6.150% due
                  11/15/07.......................................    Aaa/AAA        1,937,510
   1,000,000    Heller Financial Commercial Mortgage Asset Co.,
                  Sequential Payer, Series1999-PH1, Class A2, AF,
                  6.847% due 05/15/31............................     Aaa/NR          956,875

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MOODY'S/S&P
   AMOUNT                     SECURITY DESCRIPTION                   RATING         VALUE
-------------   -------------------------------------------------  ------------  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$    225,000    LB Commercial Conduit Mortgage Trust, Sequential
                  Payer, Series 1998-C1, Class A2, 6.400% due
                  08/18/07.......................................     Aaa/NR     $    214,805
   1,621,863    LB Commercial Conduit Mortgage Trust, Sequential
                  Payer, Series 1999-C2, Class A1, 7.105% due
                  07/15/08.......................................     Aaa/NR        1,598,295
                                                                                 ------------
                                                                                    8,416,383
                                                                                 ------------

MORTGAGE PASS-THROUGHS (44.1%)
   2,180,000    TBA FNMA, July, 6.500% due 07/01/29..............                   2,055,326
   6,057,000    TBA FNMA, July, 7.000% due 05/01/30..............                   5,847,852
   3,455,000    TBA FNMA, July, 7.500% due 04/01/15..............                   3,443,668
  10,335,000    TBA FNMA, July, 7.500% due 05/01/30..............                  10,188,036
   2,935,000    TBA FNMA, July, 8.000% due 05/01/30..............                   2,947,386
   1,660,000    TBA GNMA, July, 8.000% due 05/01/30..............                   1,677,646
   2,262,232    FNMA, 6.000% due 12/01/28........................                   2,070,870
   2,115,000    FNMA, 7.250% due 01/15/10........................                   2,136,298
      90,970    FNMA, 7.500% due 02/01/30........................                      89,690
     607,540    FNMA, 7.500% due 03/01/30........................                     598,992
      50,929    FNMA, 8.500% due 05/01/09........................                      51,821
   1,216,181    GNMA, 6.500% due 12/15/28........................                   1,154,824
     275,257    GNMA, 7.000% due 08/15/12........................                     272,152
      65,497    GNMA, 7.500% due 02/15/27........................                      65,090
                                                                                 ------------
                                                                                   32,599,651
                                                                                 ------------
                    TOTAL MORTGAGE BACKED SECURITY
                      (COST $40,836,457).........................                  41,016,034
                                                                                 ------------

SOVEREIGN BONDS (1.1%)
ARGENTINA (0.1%)
      15,000    Republic of Argentina, 12.000% due 02/01/20......     B1/BB            13,687
      70,000    Republic of Argentina Global Bonds, 9.750% due
                  09/19/27.......................................     B1/BB            54,075
                                                                                 ------------
                                                                                       67,762
                                                                                 ------------

BRAZIL (0.2%)
      85,000    Republic of Brazil, 12.750% due 01/15/20.........     B2/B+            80,750
      60,000    Republic of Brazil NMB L, Series RG, 7.438%(v)
                  due 04/15/09...................................     B2/NR            50,100
      55,000    Republic of Brazil Discount Bonds, Series 30 Year
                  ZL, 7.375%(v) due 04/15/24.....................     B2/B+            43,450
                                                                                 ------------
                                                                                      174,300
                                                                                 ------------

BULGARIA (0.2%)
     215,000    Republic of Bulgaria Global FLIRB, Series A,
                  2.750%(v) due 07/28/12.........................     B2/B+           157,756
                                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MOODY'S/S&P
   AMOUNT                     SECURITY DESCRIPTION                   RATING         VALUE
-------------   -------------------------------------------------  ------------  -------------
COLOMBIA (0.2%)
$    195,000    Republic of Colombia, 9.750% due 04/23/09........     Ba2/BB     $    152,100
      20,000    Republic of Colombia, 11.750% due 02/25/20.......     Ba2/BB           16,550
                                                                                 ------------
                                                                                      168,650
                                                                                 ------------

MEXICO (0.1%)
      75,000    United Mexican States Global Bonds, 11.375% due
                  09/15/16.......................................    Baa3/BB+          85,650
                                                                                 ------------

PANAMA (0.0%)
      47,668    Republic of Panama PDI, Series 20 Year, 7.063%(v)
                  due 07/17/16...................................    Ba1/BB+           39,088
                                                                                 ------------

PERU (0.1%)
      90,000    Republic of Peru PDI, Series 20 Year, 4.500%(v)
                  due 03/07/17...................................     Ba3/BB           60,075
                                                                                 ------------

PHILIPPINES (0.1%)
      20,000    Republic of Philippines Global Bonds, 10.625% due
                  03/16/25.......................................    Ba1/BB+           17,100
     110,000    Republic of Philippines Global Bonds, 9.875% due
                  01/15/19.......................................    Ba1/BB+           89,650
                                                                                 ------------
                                                                                      106,750
                                                                                 ------------

TURKEY (0.1%)
      50,000    Republic of Turkey Global Bonds, 11.875% due
                  01/15/30.......................................     B1/B+            53,187
                                                                                 ------------
                    TOTAL SOVEREIGN BONDS (COST $970,672)........                     913,218
                                                                                 ------------

SUPRANATIONAL OBLIGATIONS (0.1%)
BANKING (0.1%)
     100,000    Inter-American Development Bank, MTN, 6.750% due
                  07/15/27 (cost $97,787)........................    Aaa/AAA           92,651
                                                                                 ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (1.1%)
FEDERAL HOME LOAN MORTGAGE CORP. (1.1%)
      78,145    6.000% due 04/01/11..............................                      74,542
     844,647    REMIC: Sequential Payer, Series 2080, Class Z,
                  6.500% due 08/15/28............................                     708,971
                                                                                 ------------
                    TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                      (COST $883,226)............................                     783,513
                                                                                 ------------

U.S. TREASURY OBLIGATIONS (6.4%)
U.S. TREASURY BONDS (4.6%)
      40,000    5.250% due 02/15/29..............................                      35,500
   1,125,000    6.125% due 08/15/29..............................                   1,136,250

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MOODY'S/S&P
   AMOUNT                     SECURITY DESCRIPTION                   RATING         VALUE
-------------   -------------------------------------------------  ------------  -------------
U.S. TREASURY BONDS (CONTINUED)
$     50,000    6.500% due 11/15/26..............................                $     52,227
     483,000    6.750% due 08/15/26..............................                     519,751
   1,295,000    8.875% due 02/15/19..............................                   1,666,704
                                                                                 ------------
                                                                                    3,410,432
                                                                                 ------------

U.S. TREASURY NOTES (1.8%)
      70,000    6.000% due 08/15/09..............................                      69,442
   1,230,000    6.875% due 05/15/06..............................                   1,265,941
                                                                                 ------------
                                                                                    1,335,383
                                                                                 ------------
                    TOTAL U.S. TREASURY OBLIGATIONS (COST
                      $4,598,156)................................                   4,745,815
                                                                                 ------------

   SHARES
-------------
CONVERTIBLE PREFERRED STOCKS (0.1%)
INDUSTRIAL PRODUCTS & SERVICES (0.1%)
         100    Home Ownership Funding, (144A), 13.331%(v) (cost
                  $100,104)......................................     Aaa/NR           75,962
                                                                                 ------------

  PRINCIPAL
   AMOUNT
-------------
SHORT-TERM INVESTMENTS (47.6%)
COMMERCIAL PAPER-DOMESTIC (11.3%)
$  1,400,000    Alpine Securitization, 6.550%(y) due
                  07/14/00(s)....................................     1,396,380
   1,400,000    AT& T Corporation, 6.43%(y) due 07/17/00(s)......     1,400,000
   2,500,000    Asset Securitization, 5.975% due 09/11/00(s).....     2,500,000
   1,500,000    CXC, Inc., 6.892%(y) due 07/17/00(s).............     1,495,050
   1,500,000    Eupeka Securitization, 6.553%(y) due
                  7/17/00(s).....................................     1,494,869
      37,805    Niagara Mohawk Power, Series B, 7.000% due
                  10/01/00.......................................        37,754
                                                                   ------------
                                                                      8,324,053
                                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                     SECURITY DESCRIPTION                    VALUE
-------------   -------------------------------------------------  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (36.3%)
$  6,848,000    Federal Home Loan Bank Discount Note, 4.375(y)
                  due 07/03/00(s)................................  $  6,845,622
  20,021,000    Federal Home Loan Mortgage Corp. Discount Note,
                  6.565(y) due 07/03/00(s).......................    20,010,038
                                                                   ------------
                                                                     26,855,660
                                                                   ------------
                    TOTAL SHORT-TERM INVESTMENTS
                      (COST $35,189,399).........................    35,179,713
                                                                   ------------
                TOTAL INVESTMENTS (COST $103,637,245) (139.8%)...   103,338,014
                LIABILITIES IN EXCESS OF OTHER ASSETS (-39.8%)...   (29,410,825)
                                                                   ------------
                NET ASSETS (100.0%)..............................  $ 73,927,189
                                                                   ============

------------------------------
Note: The aggregate gross unrealized appreciation and depreciation was $433,611 and $732,842, respectively, resulting in net unrealized depreciation of investments of $299,231.

(s) Security is fully or partially segregated with custodian as collateral for TBA and when issued securities or futures contracts or with broker as initial margin for futures contracts. $35,147,000 of the market value has been segreated.

(v) Rate shown reflects current rate on variable or floating rate instrument or instrument with step coupon rate.

(y) Yield to maturity.

Abbreviations used in the schedule of investments are as follows:

144A - Securities restricted for resale to Qualified Institutional Buyers.

AFC - Available Funds Class.

FLIRB - Floating Interest Rate Bond.

FNMA - Federal National Mortgage Association.

GNMA - Government National Mortgage Association.

MOPPRS - Mandatory Par Put Amount.

MTN - Medium Term Note.

NMB - New Money Bond.

NR - Not Rated.

PDI - Past Due Interest.

PO - Principal Only.

REMIC - Real Estate Mortgage Investment Conduit.

TBA - Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $103,637,245)           $103,338,014
Receivable for Investments Sold                      12,106,604
Interest Receivable                                     498,599
Prepaid Trustees' Fees                                    8,117
Receivable for Shares of Beneficial Interest Sold            30
Prepaid Expenses and Other Assets                         8,041
                                                   ------------
    Total Assets                                    115,959,405
                                                   ------------
LIABILITIES
Due to Custodian                                      3,893,402
Payable for Investments Purchased                    38,039,661
Advisory Fee Payable                                     18,023
Administrative Services Fee Payable                      13,125
Variation Margin Payable                                  4,497
Payable for Shares of Beneficial Interest
  Redeemed                                                4,196
Administration Fee Payable                                   40
Accrued Expenses                                         59,272
                                                   ------------
    Total Liabilities                                42,032,216
                                                   ------------
NET ASSETS
Applicable to 6,504,279 Shares of Beneficial
  Interest Outstanding (no par value, unlimited
  shares authorized)                               $ 73,927,189
                                                   ============
Net Asset Value, Offering and Redemption Price
  Per Share                                              $11.37
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $ 74,115,264
Undistributed Net Investment Income                   2,067,549
Accumulated Net Realized Loss on Investments and
  Futures Contracts                                  (2,109,621)
Net Unrealized Depreciation of Investments and
  Futures Contracts                                    (146,003)
                                                   ------------
NET ASSETS                                         $ 73,927,189
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income (Net of Foreign Withholding Tax
  of $51)                                                       $ 2,321,796
EXPENSES
Advisory Fee                                       $    98,941
Fund Accounting Fees & Expenses                         57,701
Trustees' Fees and Expenses                             21,195
Administrative Services Fee                             20,704
Custodian Fees and Expenses                             20,052
Professional Fees and Expenses                          15,067
Administration Fee                                         228
Amortization of Organization Expense                        25
Miscellaneous                                           20,334
                                                   -----------
    Total Expenses                                                  254,247
                                                                -----------
NET INVESTMENT INCOME                                             2,067,549
NET REALIZED GAIN (LOSS) ON
  Investments                                       (1,281,878)
  Futures Contracts                                    152,270
                                                   -----------
    Net Realized Loss                                            (1,129,608)
NET CHANGE IN UNREALIZED APPRECIATION OF
  Investments                                        1,084,741
  Futures Contracts                                     18,512
                                                   -----------
    Net Change in Unrealized Appreciation                         1,103,253
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $ 2,041,194
                                                                ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                   MONTHS ENDED    FOR THE FISCAL
                                                   JUNE 30, 2000     YEAR ENDED
                                                    (UNAUDITED)   DECEMBER 31, 1999
                                                   -------------  -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $  2,067,549   $      2,366,841
Net Realized Loss on Investments and Futures
  Contracts                                          (1,129,608)          (948,647)
Net Change in Unrealized Appreciation
  (Depreciation) of Investments and Futures
  Contracts                                           1,103,253         (1,540,347)
                                                   ------------   ----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                       2,041,194           (122,153)
                                                   ------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                (1,237,804)        (1,376,216)
Net Realized Gain                                            --           (137,587)
                                                   ------------   ----------------
    Total Distributions to Shareholders              (1,237,804)        (1,513,803)
                                                   ------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Proceeds from Shares of Beneficial Interest Sold     24,327,384         46,779,712
Reinvestment of Dividends and Distributions           1,237,804          1,513,803
Cost of Shares of Beneficial Interest Redeemed      (18,659,473)       (12,980,931)
                                                   ------------   ----------------
    Net Increase from Investors' Transactions         6,905,715         35,312,584
                                                   ------------   ----------------
    Total Increase in Net Assets                      7,709,105         33,676,628
NET ASSETS
Beginning of Period                                  66,218,084         32,541,456
                                                   ------------   ----------------
End of Period (including undistributed net
  investment income of $2,067,549 and $1,237,804,
  respectively)                                    $ 73,927,189   $     66,218,084
                                                   ============   ================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a unit outstanding throughout each period are as follows:

                                                                                                             FOR THE PERIOD
                                                FOR THE                                                      JANUARY 3, 1995
                                            SIX MONTHS ENDED    FOR THE FISCAL YEAR ENDED DECEMBER 31,      (COMMENCEMENT OF
                                             JUNE 30, 2000      ---------------------------------------    OPERATIONS) THROUGH
                                              (UNAUDITED)        1999       1998       1997       1996      DECEMBER 31, 1995
                                            ----------------    -------    -------    -------    ------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 11.23         $ 11.67    $ 11.29    $ 10.65    $10.91          $10.00
                                                -------         -------    -------    -------    ------          ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                              0.34            0.40       0.45       0.68      0.47            0.58
Net Realized and Unrealized Gain (Loss)
  on Investments, Futures and Foreign
  Currency Transactions                           (0.00)(d)       (0.53)      0.45       0.31(c)  (0.25)           1.11
                                                -------         -------    -------    -------    ------          ------
Total from Investment Operations                   0.34           (0.13)      0.90       0.99      0.22            1.69
                                                -------         -------    -------    -------    ------          ------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                             (0.20)          (0.27)     (0.39)     (0.27)    (0.47)          (0.58)
Net Realized Gain                                    --           (0.04)     (0.13)     (0.08)    (0.01)          (0.20)
                                                -------         -------    -------    -------    ------          ------
Total Distributions to Shareholders               (0.20)          (0.31)     (0.52)     (0.35)    (0.48)          (0.78)
                                                -------         -------    -------    -------    ------          ------

NET ASSET VALUE, END OF PERIOD                  $ 11.37         $ 11.23    $ 11.67    $ 11.29    $10.65          $10.91
                                                =======         =======    =======    =======    ======          ======

RATIOS AND SUPPLEMENTAL DATA
Total Return                                       2.93%(a)       (1.13)%     8.01%      9.38%     2.09%          16.85%(a)
Net Assets, End of Period (in thousands)        $73,927         $66,218    $32,541    $15,899    $2,782          $1,417
Ratios to Average Net Assets
  Net Expenses                                     0.75%(b)        0.75%      0.75%      0.75%     0.75%           0.75%(b)
  Net Investment Income                            5.99%(b)        5.36%      5.39%      6.20%     5.91%           6.00%(b)
  Expenses excluding Reimbursement                 0.75%(b)        0.75%      1.02%      1.91%     2.18%           2.90%(b)
  Portfolio Turnover                                296%            479%       179%       184%      198%            239%

--------------------------
(a) Not annualized.

(b) Annualized.

(c) Based on Average Daily Shares Outstanding.

(d) Less than $0.01.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Bond Portfolio (the "portfolio") is one of four portfolios comprising the J.P. Morgan Series Trust II (the "trust"). The trust is registered under the Investment Company Act of 1940, as amended, as a no-load diversified, open-end management investment company. The trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies. Prior to December 30, 1999, the trust was composed of five separate portfolios which operated as distinct investment vehicles. J.P. Morgan Treasury Money Market Portfolio was terminated on December 30, 1999. The investment objective of the portfolio is to seek to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

The portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions which could cause the securities and their markets to be less liquid and prices more volatile than those comparable to the United States. The ability of issuers of debt, asset-backed, and mortgage-backed securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including pre-payments.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures established by the portfolio's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market

J.P. MORGAN BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------
      is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolios' net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of first in first out.

   d) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid semi-annually.

   e) The portfolio incurred organization expenses in the amount of $9,834. These costs were deferred and were amortized on a straight line basis over a five year period from the commencement of operations.

   f) Expenses incurred by the trust with respect to any two or more portfolios in the trust are allocated in proportion to the net assets of each portfolio in the trust, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   g) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations.

   h) A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The

J.P. MORGAN BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------
      price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   i) The portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the security were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

   j) The portfolio is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, (the "code") applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. The portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the code. The portfolio may be subject to taxes imposed by countries in which they invests. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income and/or capital gains are earned.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the portfolio, has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated
      ("J.P. Morgan"). Under the terms of the agreement, JPMIM is paid a fee for its services, computed daily and paid monthly, at an annual rate of 0.30% of the portfolio's average daily net assets. For the six months ended
      June 30, 2000, such fees amounted to $98,941.

   b) The trust, on behalf of the portfolio, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the portfolio. Under a Co-Administration Agreement between FDI and the trust on behalf of the portfolio, FDI provides administrative services

J.P. MORGAN BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------
      necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolios' officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended June 30, 2000, the fee for these services amounted to $228.

   c) The trust, on behalf of the portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee based on the following: if total expenses of the portfolio, excluding the advisory fees, exceed the expense limits of 0.45% of the average daily net assets of the portfolio, Morgan will reimburse the portfolio for the excess expense amount and receive no fee. Should such expenses be less than the expense limit, Morgan's fee would be limited to the difference between such expenses and the fees calculated under the Services Agreement. For the six months ended June 30, 2000, the fee for these services amounted to $20,704 and there will be no reimbursement to the portfolio from Morgan under this agreement.

   d) An aggregate annual fee of $20,000 is paid to each trustee for serving as a trustee of the trust. The Trustees' Fees and Expenses shown in the financial statements represent the portfolio's allocated portion of the total fees and expenses.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares. Transactions in shares of beneficial interest of each portfolio were as follows:

                                                    FOR THE SIX    FOR THE FISCAL
                                                   MONTHS ENDED      YEAR ENDED
                                                   JUNE 30, 2000  DECEMBER 31, 1999
                                                   -------------  -----------------
Shares sold......................................     2,157,523          4,113,778
Reinvestment of dividends and distributions......       109,637            132,802
Shares redeemed..................................    (1,658,819)        (1,139,945)
                                                    -----------   ----------------
Net Increase.....................................       608,341          3,106,635
                                                    ===========   ================

From time to time, the portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the portfolio.

J.P. MORGAN BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended June 30, 2000, were as follows:

                                                     COST OF       PROCEEDS
                                                    PURCHASES     FROM SALES
                                                   ------------  ------------
U.S. Government and Agency Obligations...........  $137,646,261  $128,968,974
Corporate and Collateralized Obligations.........    51,995,978    65,478,319
                                                   ------------  ------------
                                                   $189,642,239  $194,447,293
                                                   ============  ============

Open futures contracts at June 30, 2000 are summarized as follows:

                                                              NET UNREALIZED
                                                              APPRECIATION/     MARKET VALUE
                                            CONTRACTS LONG    (DEPRECIATION)    OF CONTRACTS
                                            --------------    --------------    ------------
U.S. Five Year Note, expiring September
 2000...................................           8             $   (169)       $  792,125
U.S. Ten Year Note, expiring September
 2000...................................          19               15,177         1,871,203
U.S. Long Bond, expiring September
 2000...................................          41              138,220         3,991,094
                                                  --             --------        ----------
Totals..................................          68             $153,228        $6,654,422
                                                  ==             ========        ==========

J.P. MORGAN SERIES TRUST II PORTFOLIOS
  BOND PORTFOLIO
  INTERNATIONAL OPPORTUNITIES PORTFOLIO
  SMALL COMPANY PORTFOLIO
  U.S. DISCIPLINED EQUITY PORTFOLIO




FOR MORE INFORMATION ON THE J.P. MORGAN SERIES TRUST II PORTFOLIOS, CALL FUNDS DISTRIBUTOR, INC. AT (888) 756-8645.




J.P. MORGAN
BOND PORTFOLIO




SEMIANNUAL REPORT
JUNE 30, 2000


IMSAR376